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                                                                    EXHIBIT 10.6


                               FIRST AMENDMENT TO
                AMENDED AND RESTATED TRUST AGREEMENT OF EXCHANGE



         This FIRST AMENDMENT TO AMENDED AND RESTATED TRUST AGREEMENT OF EXCHANGE (the "First Amendment") is entered into as of this 16th day of April 1996, by and between AIRTOUCH COMMUNICATIONS, INC. ("ATI") and U S WEST, INC. ("USW").


                              W I T N E S S E T H:


         WHEREAS, ATI and USW entered into a Trust Agreement of Exchange on July 25, 1994 (the "Original Trust Exchange Agreement"); and

         WHEREAS, ATI and USW agreed to amend the Original Trust Exchange Agreement in certain respects and entered into that certain Amended and Restated Trust Agreement of Exchange as of September 30, 1995 (the "Trust Exchange Agreement"); and

         WHEREAS, ATI and USW desire to further amend the Trust Exchange Agreement as set forth hereinbelow.

         NOW, THEREFORE, in consideration of the promises, mutual covenants and agreements herein contained, the sufficiency of which is hereby acknowledged, and in order to set forth the respective rights and obligations of the parties to one another, ATI and USW hereby agree as follows:


                                    AGREEMENT


         1. Section 1.2 of the Trust Exchange Agreement is hereby amended by adding the following to the beginning thereof: "Subject to Section 1.8 hereof,".

         2. The following Section 1.8 is hereby added to Article I ("The Exchange") of the Trust Exchange Agreement:

              "1.8.  Force Majeure.

              (a) Neither ATI nor USW shall cause the Notice Date to occur after the commencement of any Force Majeure Event, unless and until (i) the average closing sale price per share of ATI Common Stock, for any period of ten (10) consecutive trading days beginning after the conclusion of such Force Majeure Event shall equal or exceed (ii) the average closing sale price per share of ATI Common Stock for the twenty
         (20) consecutive
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         trading day period ending on the last trading day preceding the commencement of such Force Majeure Event (the "Base Period"). The period beginning upon the commencement of such Force Majeure Event and ending upon the cure thereof is referred to herein as the "Blockage Period."

              (b) Notwithstanding the foregoing, the Blockage Period with respect to an individual Force Majeure Event shall expire (whether or not the individual Force Majeure Event shall have been cured pursuant to Section 1.8(a)) on the date which is three (3) months (in the case of a Force Majeure Event described in Section 1.8(c)(i) below) or five
         (5) months (in the case of a Force Majeure Event described in Section 1.8(c)(i) below) following the conclusion of such Force Majeure Event.

              (c) "Force Majeure Event" means the occurrence of any of the following:

                           (i) either:

                                    (A) a general suspension of, or limitation
                           on prices for, trading in securities on the New York Stock Exchange, or other national securities exchange or over-the-counter market which then constitutes the principal trading market for ATI Common Stock, or

                                    (B) a declaration of a banking moratorium or
                           any suspension of payments in respect of banks in the United States (whether or not mandatory),

                           in each case, only if the closing sale price per share of ATI Common Stock on the first trading day following the conclusion of such event is 90% or less of the closing sale price per share of ATI Common Stock on the last trading day preceding the commencement of such event; or

                                        (ii) a decline in both (A) the Standard
                           and Poor's 500 Stock Price Index and (B) the closing sale price per share of ATI Common Stock, in each case, by an amount in excess of 10% during the same period of twenty (20) or fewer consecutive trading days.

              (d) Each Force Majeure Event shall have independent significance, and the termination of the Blockage Period with respect to an individual Force Majeure Event (whether by virtue of the cure of the Force Majeure Event pursuant to Section 1.8(a) or the expiration of the Blockage Period pursuant to Section 1.8(b)) shall not affect the operation of any other Force Majeure Event as to which the Blockage Period has not terminated.

              (e) In the event that a Blockage Period shall be in effect at any time during the 90-day period immediately preceding the Expiration
         Date, then the Expiration Date shall be extended to the minimum extent necessary so that there shall be a 90-day period immediately preceding the Expiration Date during which no Blockage Period shall be in effect.
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              (f) The Expiration Date shall be extended by the cumulative number of days during which one or more Blockage Periods shall have been in effect under this Section 1.8, but in no event pursuant to this Section 1.8(f) for more than 365 days."

         3. Section 6.1(c) of the Trust Exchange Agreement is hereby deleted in its entirety and replaced with the following:

              "Fair Market Value Per Share" shall mean, with respect to a share of ATI Common Stock, as follows: (i) if the ATI Common Stock is traded on a securities exchange, then the average of the last reported sale price therefor on the principal such exchange, and (ii) if the ATI Common Stock is actively traded in the over-the-counter market, the average of the last reported sale price (or, if not available, the average of the closing bid and ask price), in either case during the twenty (20) trading day period commencing thirty (30) trading days prior to the earlier of (X) the Notice Date of (Y) the date of first public disclosure by USW, whether by way of Schedule 13D (or amendment hereto), or otherwise, of its intent to exchange its WMC Interest pursuant to this Agreement; provided that in determining the foregoing twenty (20) trading day period, there shall be excluded any trading day which occurs during a Blockage Period."

         4. Section 6.7 of the Trust Exchange Agreement is hereby deleted and replaced with the following:

              "6.7. Legends. All certificates evidencing shares of ATI Common Stock and ATI Preferred Stock. if any, acquired by USW directly or indirectly pursuant to this Agreement shall be endorsed with the legends set forth below:

                  THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL, OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                  THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF AN AMENDED AND RESTATED INVESTMENT AGREEMENT (INCLUDING THE RESTRICTIONS ON TRANSFER SET FORTH THEREIN), DATED AS OF SEPTEMBER 30, 1995, AS AMENDED AS OF APRIL 16, 1996, BETWEEN THE COMPANY AND USW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE ALIENATED EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF THE CORPORATE SECRETARY OF THE COMPANY."

         5. Except as expressly set forth herein, the terms and provisions of the Trust Exchange Agreement shall remain in full force and effect without modification.

         6. This First Amendment to Amended and Restated Trust Agreement of Exchange may be executed in separate counterparts, each of which when so executed and delivered shall be
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deemed an original, but both such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Amend and Restated Trust Agreement of Exchange as of the firs date hereinabove written.


                                  AIRTOUCH COMMUNICATIONS, INC.

                                  By:      /s/C. Lee Cox
                                     -------------------------------------------
                                           Name:  C. Lee Cox
                                           Title:



                                  U S WEST, INC.

                                  By:      /s/ C.M. Lillis
                                     -------------------------------------------
                                           Name:  Charles M. Lillis
                                           Title:  Executive Vice President;
                                                     President and CEO U S WEST
                                                     Media Group